SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                                  ------------------------

                                          FORM 8-K

                                       Current Report

                     Pursuant to Section 13 or 15(d) of the Securities
                                    Exchange Act of 1934

                                       June 19, 2002
                      Date of Report (Date of earliest event reported)


                                THE GREAT ATLANTIC & PACIFIC
                                     TEA COMPANY, INC.
                   (Exact name of registrant as specified in its charter)

        Maryland                   1-4141                13-1890974
     (State or other      (Commission file number)    (I.R.S. Employer
     jurisdiction of                                 Identification No.)
    incorporation or
      organization)

                                     Two Paragon Drive
                                 Montvale, New Jersey 07645
                          (Address of principal executive offices)

                                       (201) 573-9700
                    (Registrant's telephone number, including area code)

                                       Not Applicable
               (Former name or former address, if changed since last report)



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Item 5.      Other events.


      On June 19, 2002, The Great Atlantic & Pacific Tea Company, Inc. issued the press release attached hereto as Exhibit 20.


Item 7.      Financial Statements and Exhibits.


      (c)   Exhibits.  The following exhibit is filed herewith:
            --------

            Exhibit No.      Description
                             --------------------------------------------------

            20                Press release dated June 19, 2002.



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                                         SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      June 19, 2002


                                THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                                By: /s/William P. Costantini
                                    -----------------------------
                                Name:   William P. Costantini
                                Title:  Senior Vice President


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